N-SAR FILING
                              THRIVENT MUTUAL FUNDS

                  Transactions Effected Pursuant to Rule 10f-3
                      For six months ending April 30, 2009


                     Trade                                         Par/   Issuer                       Participating   Selling
Fund                 Date    CUSIP / ISIN  Issuer    144A  Price   Amount Size       Percent  Broker   Underwriters    Concession
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THRIVENT PARTNER   11/12/2008 278865100    ECOLAB INC  Y   30.500  14,470 55,769,504 0.026%   MERRILL  GOLDMAN SACHS   Underwriting
MID CAP VALUE FUND                                                                            LYNCH    & CO.; CREDIT   Spread of
                                                                                              CAPITAL  SUISSE FIRST    $0.5338 /
                                                                                              SERVICES BOSTON          share (1.75%)
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THRIVENT PARTNER   04/01/2009 025537101    AMERICAN    Y   24.500   7,590  60,000,000 0.013%  CREDIT   BBARCLAYS       Underwriting
MID CAP VALUE FUND                         ELECTRIC                                           SUISSE   CAPITAL;        Spread of
                                           POWER                                              FIRST    CITIGROUP       $0.735 PER
                                                                                              BOSTON;  GLOBAL          SHARE (3%)
                                                                                              KEYBANC  MARKETS; CREDIT
                                                                                              CAPITAL  SUISSE
                                                                                              MARKETS  SECURITIES; JP
                                                                                                       MORGAN
                                                                                                       SECURITIES;
                                                                                                       MORGAN STANLEY;
                                                                                                       ABN AMRO;
                                                                                                       GOLDMAN SACHS;
                                                                                                       KEYBANC
                                                                                                       CAPITAL MARKETS;
                                                                                                       MITSUBISHI UFJ
                                                                                                       SECURITIES; UBS
                                                                                                       INVESTMENT BANK;
                                                                                                       WACHOVIA
                                                                                                       SECURITIES
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THRIVENT PARTNER  03/25/2009 715638AW2   REPUBLIC OF  Y 129.35  130,000 1,000,000,000 0.013% JPMORGAN  JPMORGAN;        Underwriting
WORLDWIDE                                PERU 7.125%                                                   GOLDMAN          Spread of
ALLOCATION FUND                          03/30/2019                                                    SACHS & CO.      0.200%
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THRIVENT PARTNER 04/02/2009 XS0423038875 STATE OF     Y 99.682  100,000 1,000,000,000 0.010% BARCLAYS  BARCLAYS BANK    Underwriting
WORLDWIDE                                QATAR 6.550%                                        CAPITAL   PLC; BNP         Spread of
ALLOCATION FUND                          04/09/2019                                                    PARIBAS/LONDON;  0.200%
                                                                                                       GOLDMAN SACHS
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